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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)          January 10, 2002

EMERGENT INFORMATION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, Eighth Floor, Newport Beach, California	92660

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (949) 975-1487

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events and Regulation FD Disclosure.

     Effective January 10, 2002, Emergent Information Technologies, Inc. (the “Company”) repaid its senior subordinated indebtedness in full and then entered a new revolving credit facility with City National Bank (“City National”) providing for maximum borrowings of up to $7.5 million.

     The Company entered into an Accounts Receivable Loan Agreement (the “A/R Facility”), dated January 10, 2002, by and between the Company and City National. The A/R Facility provides for borrowing availability of up to $7,500,000 and includes both a revolving loan and letter of credit feature. The Company’s obligations under the A/R Facility are secured by a lien on substantially all of the assets of the Company and those of its subsidiary, Steven Myers & Associates, Inc., which is a guarantor of the A/R Facility.

     The Company used proceeds from the recent sale of its Government Services Group to pay principal, interest and premium on the senior subordinated debt totally approximately $27.1 million.

     The foregoing is qualified in its entirety by the full text of the material agreements entered into in connection with the refinancing, filed as exhibits to this Form 8-K. It is intended as a summary only, and does not purport to discuss all provisions that may be material to investors in the Company’s Common Stock.

     Statements herein and in the exhibits concerning the Company’s growth and strategies may include forward-looking statements. The Company’s actual results may differ materially from those suggested as a result of various factors. Interested parties should refer to the disclosure set forth under the caption “Risk Factors” and elsewhere in the Company’s Form 10-K/A for the year ended December 31, 1999 and Form 10-Q for the period ended September 30, 2000, for additional information regarding risks affecting the Company’s financial condition and results of operations.

Item 7. Financial Statements and Exhibits.

None

(c)         Exhibits.

99.1	Text of Press Release dated January 17, 2002.

99.2	Accounts Receivable Loan Agreement, dated January 10, 2002, by and between the Registrant and City National Bank, a national banking association.

99.3	Commercial Guaranty, dated January 10, 2002, executed by Steven Myers & Associates, Inc. in favor of City National Bank, a national banking association.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT INFORMATION TECHNOLOGIES, INC.

(Registrant)

Date	January 25, 2002	/s/ Cathy L. Wood

Cathy L. Wood, Chief Financial Officer and Secretary

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release dated January 10, 2002.

99.2	Accounts Receivable Loan Agreement, dated January 10, 2002, by and between the Registrant and City National Bank, a national banking association.

99.3	Commercial Guaranty, dated January 10, 2002, executed by Steven Myers & Associates, Inc. in favor of City National Bank, a national banking association.